UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2005

TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)

Registrant’s telephone number, including area code: (305) 856-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Late Filing of 10-K and Internal Control Deficiencies

     On June 15, 2005, Terremark Worldwide, Inc. (the “Company”) filed a Notification of Late Filing on Form 12b-25 indicating that the Company would be late in filing its annual report on Form 10-K and issued the press release, attached hereto as Exhibit 99.1. The press release sets forth certain preliminary results for the year and quarter ended March 31, 2005 which the Company anticipates reporting in its Form 10-K. The press release also reports that in connection with management’s assessment of the Company’s internal controls over financial reporting, which is not complete as of the date of this Current Report on Form 8-K, management has identified numerous internal control deficiencies and is in the process of evaluating the significance of the control deficiencies identified to date that existed at March 31, 2005. The Company’s management has not, at present, concluded whether any material weaknesses existed in its internal control over financial reporting as of March 31, 2005. However, as management completes its assessment of internal control over financial reporting, it may conclude that certain of the control deficiencies identified, individually or in the aggregate, constitute a material weakness. If a material weakness existed as of March 31, 2005, management will be required to conclude, and report in its 2005 Form 10-K, that the internal controls over financial reporting were not effective at March 31, 2005. In such event the Company anticipates that its independent registered public accounting firm would issue an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of March 31, 2005.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Late Filing of 10-K and Internal Control Deficiencies

     On June 15, 2005, the Company filed a Notification of Late Filing on Form 12b-25 indicating that the Company would be late in filing its annual report on Form 10-K and issued the press release, attached hereto as Exhibit 99.1. The press release sets forth certain preliminary results for the year and quarter ended March 31, 2005 which the Company anticipates reporting in its Form 10-K. The press release also reports that in connection with management’s assessment of the Company’s internal controls over financial reporting, which is not complete as of the date of this Current Report on Form 8-K, management has identified numerous internal control deficiencies and is in the process of evaluating the significance of the control deficiencies identified to date that existed at March 31, 2005. The Company’s management has not, at present, concluded whether any material weaknesses existed in its internal control over financial reporting as of March 31, 2005. However, as management completes its assessment of internal control over financial reporting, it may conclude that certain of the control deficiencies identified, individually or in the aggregate, constitute a material weakness. If a material weakness existed as of March 31, 2005, management will be required to conclude, and report in its 2005 Form 10-K, that the internal controls over financial reporting were not effective at March 31, 2005. In such event the Company anticipates that its independent registered public accounting firm would issue an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of March 31, 2005.

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired

     Not Applicable.

     (b) Pro Forma Financial Information

     Not Applicable.

     (c) Exhibits

Exhibit
No.	Document
99.1	Press Release dated June 15, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Dated: June 15, 2005	By:	/s/ Manuel D. Medina
Manuel D. Medina
Chairman, President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Exhibit Title
99.1	Press Release dated June 15, 2005.